                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re: Fabri-Centers of America, Inc.
         Commission File No. 1-6695
         Registration Statement of Form S-8
         (1990 Employees Stock Option and Stock Appreciation Rights Plan)

Gentlemen:

The undersigned directors and officers of Fabri-Centers of America, Inc., an Ohio corporation which proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to 1,977,798 Class A Common Shares, without par value, and 1,978,545 Class B Common Shares, without par value, of the Company to be offered pursuant to the terms of the Fabri-Centers of America, Inc. 1990 Employees Stock Option and Stock Appreciation Rights Plan, hereby constitute and appoint Alan Rosskamm and Robert
R. Gerber, and each of them, as their attorney, with full power of substitution and resubstitution, for and in their name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to assure compliance by the person signing with the Form S-8 Registration Statement filing requirements. The authority confirmed herein shall remain in effect as to each of the undersigned until such time as Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.

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                               Date                                             Date
                               ----                                             ----
/s/ Alan Rosskamm          July 23, 1996         /s/ Scott Cowen                July 23, 1996
- -----------------------                          ---------------------------
Alan Rosskamm                                    Scott Cowen

/s/ Gregg Searle           July 26, 1996         /s/ Ira Gumberg                July 23, 1996
- -------------------------                        ---------------------------
Gregg Searle                                     Ira Gumberg

/s/ Robert R. Gerber       July 23, 1996         /s/ Samuel Krasney             July 26, 1996
- ------------------------                         --------------------------
Robert R. Gerber                                 Samuel Krasney

/s/ Betty Rosskamm         July 23, 1996         /s/ Frank Newman               July 23, 1996
- ------------------------                         -------------------------
Betty Rosskamm                                   Frank Newman

/s/ Alma Zimmerman         July 23, 1996
- ------------------------
Alma Zimmerman
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